UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 5, 2014

Date of Report (Date of earliest event reported)

SILVER SPRING NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35828	43-1966972
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Broadway Street, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

(650) 839-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 5, 2014, the Board of Directors of Silver Spring Networks, Inc. (“Silver Spring”) approved changes in John Joyce’s role and responsibilities as our Vice Chairman and Executive Vice President. Mr. Joyce will continue to serve as our Vice Chairman and Executive Vice President, but will provide services on a part-time basis as an adviser to Scott Lang, Silver Spring’s Chairman of the Board of Directors, President and Chief Executive Officer.

(c) On June 5, 2014, the Board of Directors of Silver Spring approved the appointment of C. Douglas Andrews, 45, as its Controller and Chief Accounting Officer and principal accounting officer. Mr. Andrews’ appointment is effective as of June 16, 2014. From January 2014 until June 2014, Mr. Andrews served as Vice President, Worldwide Controller at Fortinet, Inc., a provider of network security solutions. From June 2007 through December 2013, he served as Controller at Volterra Semiconducter, a semiconductor company, which was acquired by Maxim Integrated Products, Inc. in October 2013. Mr. Andrews holds a B.B.A. in Business Administration from Simon Fraser-University.

There is no arrangement or understanding with any person pursuant to which Mr. Andrews was appointed as Controller and Chief Accounting Officer, and there are no family relationships between Mr. Andrews and any director or executive officer of Silver Spring. Additionally, there are no transactions between Mr. Andrews and Silver Spring that would be required to be reported under Item 404(a) of Regulation S-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Silver Spring held its 2014 Annual Meeting of Stockholders on June 5, 2014 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(a)	Holders of Silver Spring’s common stock voted to elect three Class I directors, each to serve until his successor has been elected and qualified or until his earlier resignation or removal as follows:

Name	For	Withheld	Broker Non-Votes
Scott A. Lang	35,933,203	1,832,663	5,741,880
Warren M. Weiss	37,370,280	395,586	5,741,880
Thomas H. Werner	37,367,262	398,604	5,741,880

(b)	Holders of Silver Spring’s common stock voted to re-approve the provisions of Silver Spring’s 2012 Equity Incentive Plan, as amended related to Section 162(m) of the Internal Revenue Code of 1986, to preserve Silver Spring’s ability to receive corporate income tax deductions that may become available pursuant to Section 162(m):

Shares Voted in Favor:	33,529,495
Shares Voted Against:	4,222,900
Shares Abstaining:	13,471
Broker Non-Votes:	5,741,880

(c)	Holders of Silver Spring’s common stock voted to ratify the appointment of Ernst & Young LLP as Silver Spring’s independent registered public accounting firm for the fiscal year ending December 31, 2014 as follows:

Shares Voted in Favor:	43,461,143
Shares Voted Against:	24,648
Shares Abstaining:	21,955
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER SPRING NETWORKS, INC.

Date: June 11, 2014	By:	/s/ Richard S. Arnold, Jr.
Name: Richard S. Arnold, Jr.
Title: General Counsel and Secretary